SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) MARCH 4, 2002

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                       0-26321                 98-0204105
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)         Identification No.)

    14 INVERNESS DRIVE EAST, BUILDING H, SUITE 236, ENGLEWOOD, COLORADO 80112
        (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (303) 483-0044

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

       Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

       Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

       Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       Not applicable.

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

       Not applicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

       Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial statements of businesses acquired:  Not applicable.

       (b)  Pro forma financial information:  Not applicable.

       (c)  Exhibits:

            REGULATION
            S-K NUMBER                         DOCUMENT

               99.1            Press release dated March 4, 2002

ITEM 8.     CHANGE IN FISCAL YEAR

       Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

       Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit
       99.1 to this Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GASCO ENERGY, INC.


March 4, 2002                          By: /s/ W. KING GRANT
                                          -------------------------------------
                                             W. King Grant
                                            Chief Financial Officer







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